Exhibit 99.2

Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of December 31, 2015

Corporate Overview

Brookdale Senior Living Inc. ("Brookdale") is the leading operator of senior living communities throughout the United States.  The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest quality service, care and living accommodations for residents.  As of December 31, 2015, the Company operates independent living, assisted living and dementia-care communities and continuing care retirement centers ("CCRCs"), with 1,123 communities in 47 states and the ability to serve approximately 108,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities	Number of Units	Percentage of Q4 2015 Resident and Management Fees	Percentage of Q4 2015 Facility Operating Income	Percentage of FY 2015 Resident and Management Fees	Percentage of FY 2015 Facility Operating Income
Owned	413	36,304	39.1%	37.7%	38.8%	37.5%
Leased	546	44,763	48.1%	53.2%	48.7%	53.1%
Brookdale Ancillary Services	N/A	N/A	11.3%	4.8%	11.1%	5.2%
Managed	164	27,353	1.5%	4.3%	1.4%	4.2%
Total	1,123	108,420	100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	95	17,140	15.7%	20.2%	15.5%	19.7%
Assisted Living	820	53,504	57.5%	61.0%	57.7%	60.5%
CCRCs - Rental	44	10,423	14.0%	9.7%	14.3%	10.4%
Brookdale Ancillary Services	N/A	N/A	11.3%	4.8%	11.1%	5.2%
Management Services	164	27,353	1.5%	4.3%	1.4%	4.2%
Total	1,123	108,420	100.0%	100.0%	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2014					FY 2015
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3	Q4	Full Year(2)
CFFO	$0.54	$0.61	$0.14	$0.28	$1.57	$0.48	$0.44	$0.36	$0.44	$1.72
Add: integration, transaction, transaction-related and EMR roll-out costs (1)	0.10	0.10	0.49	0.25	0.94	0.15	0.16	0.23	0.14	0.68
Adjusted CFFO	$0.64	$0.71	$0.63	$0.53	$2.51	$0.63	$0.60	$0.59	$0.58	$2.40

Weighted average shares (000's)	124,478	125,058	159,003	183,432		183,678	184,266	184,570	184,805
Period end outstanding shares (excluding unvested restricted shares) (000's)	124,816	125,408	183,410	183,486		184,143	184,500	184,779	184,885

(1) The calculation of Cash From Facility Operations ("CFFO") includes integration, transaction, transaction-related and EMR roll-out costs of $24.9 million and $46.0 million for the three months ended December 31, 2015 and December 31, 2014, respectively, and $123.7 million and $146.4 million for the years ended December 31, 2015 and December 31, 2014, respectively.  For the year ended December 31, 2015, integration costs include $23.9 million of transition costs associated with the Emeritus merger and organizational restructuring (such as severance and retention payments and recruiting expenses), $42.6 million of third party consulting expenses directly related to the integration of Emeritus (in areas such as cost savings and synergy realization, branding and technology and systems work), and $29.4 million of internal costs such as training, travel and labor, reflecting time spent by Company personnel on integration activities and projects.  EMR roll-out costs of $8.9 million for the year ended December 31, 2015 include third party consulting expenses and internal costs such as training, travel and labor, reflecting time spent by Company personnel on the EMR roll-out project.  Transaction and transaction-related costs of $18.9 million for the year ended December 31, 2015 include third party costs directly related to the acquisition of Emeritus, other acquisition and disposition activity, community financing and leasing activity and corporate capital structure assessment activities (including shareholder relations advisory matters), and are primarily comprised of legal, finance, consulting, professional fees and other third party costs.

(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdale.com

Note Regarding Non-GAAP Financial Measures.  This supplemental presentation contains financial measures utilized by management to evaluate the Company's financial and operating performance that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP").  Each of these measures, Adjusted EBITDA, CFFO, CFFO per share, and Facility Operating Income, should not be considered in isolation from or as superior or a substitute for net income (loss), income (loss) from operations, cash flows provided by or used in operations, or other financial measures determined in accordance with GAAP.  This supplemental presentation should be read in conjunction with the Company's earnings release dated February 8, 2016 and the consolidated financial statements included therein.  The Company strongly urges you to review the information under "Reconciliation of Non-GAAP Financial Measures" in such earnings release for the Company's definitions of each of these non-GAAP financial measures and a reconciliation of each measure to net income (loss).  The Company cautions investors that amounts presented in accordance with the Company's definitions of such financial measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP financial measures in the same manner.

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2015

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Retirement Centers	FY 2014 (1) (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3	Q4	Full Year
Revenue	132,349	133,441	155,227	161,295	582,312	163,486	164,409	164,415	165,630	657,940
Expenses	76,119	76,550	88,022	92,738	333,429	92,962	92,365	94,081	93,275	372,683
Segment Operating Income	56,230	56,891	67,205	68,557	248,883	70,524	72,044	70,334	72,355	285,257
Segment Operating Margin	42.5%	42.6%	43.3%	42.5%	42.7%	43.1%	43.8%	42.8%	43.7%	43.4%

Number of communities (period end)	74	74	100	99	99	99	98	98	95	95
Total average units(5)	14,161	14,162	16,594	17,315	15,558	17,369	17,279	17,289	17,293	17,308
Weighted average unit occupancy	89.3%	88.9%	89.8%	89.9%	89.5%	88.8%	88.4%	88.7%	89.1%	88.8%
Senior Housing average monthly revenue per unit(6)	$3,490	$3,532	$3,472	$3,454	$3,485	$3,533	$3,589	$3,573	$3,584	$3,570

Assisted Living	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3	Q4	Full Year
Revenue	277,431	277,230	516,640	614,262	1,685,563	617,344	611,838	608,393	607,882	2,445,457
Expenses	172,439	172,984	328,486	403,165	1,077,074	393,838	388,479	397,180	388,657	1,568,154
Segment Operating Income	104,992	104,246	188,154	211,097	608,489	223,506	223,359	211,213	219,225	877,303
Segment Operating Margin	37.8%	37.6%	36.4%	34.4%	36.1%	36.2%	36.5%	34.7%	36.1%	35.9%

Number of communities (period end)	440	440	841	838	838	837	833	832	820	820
Total average units(5)	22,435	22,463	45,260	55,241	36,350	55,073	54,700	54,592	54,492	54,714
Weighted average unit occupancy	89.6%	89.0%	88.8%	88.2%	88.7%	87.2%	86.4%	86.5%	86.6%	86.7%
Senior Housing average monthly revenue per unit(6)	$4,599	$4,622	$4,286	$4,203	$4,356	$4,283	$4,316	$4,292	$4,296	$4,297

CCRCs - Rental	FY 2014 (1) (2) (3)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1(4)	Q2	Q3	Q4	Full Year
Revenue	97,944	98,212	144,074	152,943	493,173	155,991	151,561	149,572	147,448	604,572
Expenses	71,114	72,519	109,582	118,297	371,512	117,420	115,701	108,177	112,779	454,077
Segment Operating Income	26,830	25,693	34,492	34,646	121,661	38,571	35,860	41,395	34,669	150,495
Segment Operating Margin	27.4%	26.2%	23.9%	22.7%	24.7%	24.7%	23.7%	27.7%	23.5%	24.9%

Number of communities (period end)	26	26	45	45	45	45	46	45	44	44
Total average units(5)	6,457	6,469	9,783	10,483	8,298	10,480	10,543	10,515	10,405	10,486
Weighted average unit occupancy	86.6%	85.9%	85.1%	85.9%	85.8%	86.0%	83.6%	83.9%	83.9%	84.4%
Senior Housing average monthly revenue per unit(6)	$5,839	$5,894	$5,740	$5,637	$5,757	$5,744	$5,697	$5,626	$5,601	$5,668

CCRCs - Entry Fee	FY 2014 (2) (3)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	79,169	79,100	44,145	-	202,414	-	-	-	-	-
Expenses	59,534	60,733	33,714	-	153,981	-	-	-	-	-
Segment Operating Income	19,635	18,367	10,431	-	48,433	-	-	-	-	-
Segment Operating Margin	24.8%	23.2%	23.6%	-	23.9%	-	-	-	-	-

Number of communities (period end)	15	15	-	-	-	-	-	-	-	-
Total average units(5)	5,527	5,534	2,954	-	3,504	-	-	-	-	-
Weighted average unit occupancy	84.7%	84.7%	87.0%	-	85.2%	-	-	-	-	-
Senior Housing average monthly revenue per unit(6)	$5,124	$5,091	$5,085	$-	$5,103	$-	$-	$-	$-	$-

Total Senior Housing	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1(4)	Q2	Q3	Q4	Full Year
Revenue	586,893	587,983	860,086	928,500	2,963,462	936,821	927,808	922,380	920,960	3,707,969
Expenses	379,206	382,786	559,804	614,200	1,935,996	604,220	596,545	599,438	594,711	2,394,914
Operating Income	207,687	205,197	300,282	314,300	1,027,466	332,601	331,263	322,942	326,249	1,313,055
Operating Margin	35.4%	34.9%	34.9%	33.9%	34.7%	35.5%	35.7%	35.0%	35.4%	35.4%
G&A Allocation(7)	24,396	22,589	33,912	35,365	116,262	42,093	37,399	36,968	42,881	159,341
Adjusted Operating Income	183,291	182,608	266,370	278,935	911,204	290,508	293,864	285,974	283,368	1,153,714
Adjusted Operating Margin	31.2%	31.1%	31.0%	30.0%	30.7%	31.0%	31.7%	31.0%	30.8%	31.1%

Number of communities (period end)	555	555	986	982	982	981	977	975	959	959
Total average units(5)	48,580	48,628	74,591	83,039	63,710	82,922	82,522	82,396	82,190	82,508
Weighted average unit occupancy	88.6%	88.1%	88.5%	88.3%	88.3%	87.4%	86.5%	86.7%	86.8%	86.8%
Senior Housing average monthly revenue per unit(6)	$4,491	$4,518	$4,317	$4,220	$4,357	$4,305	$4,331	$4,303	$4,302	$4,310

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2015

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

Brookdale Ancillary Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q4	Full Year
Revenue	63,417	65,534	95,426	113,458	337,835	115,411	116,170	117,702	119,875	469,158
Expenses	50,664	52,629	77,280	93,799	274,372	92,669	98,446	100,282	102,551	393,948
Segment Operating Income	12,753	12,905	18,146	19,659	63,463	22,742	17,724	17,420	17,324	75,210
Segment Operating Margin	20.1%	19.7%	19.0%	17.3%	18.8%	19.7%	15.3%	14.8%	14.5%	16.0%
G&A Allocation(7)	5,642	5,908	5,709	9,050	26,309	8,251	7,811	6,678	8,203	30,943
Adjusted Segment Operating Income	7,111	6,997	12,437	10,609	37,154	14,491	9,913	10,742	9,121	44,267
Adjusted Segment Operating Margin	11.2%	10.7%	13.0%	9.4%	11.0%	12.6%	8.5%	9.1%	7.6%	9.4%

Brookdale units served:
Outpatient Therapy	52,112	52,270	56,615	54,007		59,660	61,385	66,581	63,938
Home Health	47,337	47,397	49,290	55,960		63,497	64,307	66,078	65,936

Outpatient Therapy treatment codes	812,632	798,754	762,993	679,057	3,053,436	636,413	667,836	612,970	588,984	2,506,203
Home Health average census	5,084	5,257	10,314	12,723	8,345	13,767	13,884	14,126	15,065	14,211

Total Senior Housing and Brookdale Ancillary Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3	Q4	Full Year
Revenue	650,310	653,517	955,512	1,041,958	3,301,297	1,052,232	1,043,978	1,040,082	1,040,835	4,177,127
Expenses	429,870	435,415	637,084	707,999	2,210,368	696,889	694,991	699,720	697,262	2,788,862
Operating Income	220,440	218,102	318,428	333,959	1,090,929	355,343	348,987	340,362	343,573	1,388,265
Operating Margin	33.9%	33.4%	33.3%	32.1%	33.0%	33.8%	33.4%	32.7%	33.0%	33.2%
G&A Allocation(7)	30,038	28,497	39,621	44,415	142,571	50,344	45,210	43,646	51,084	190,284
Adjusted Operating Income	190,402	189,605	278,807	289,544	948,358	304,999	303,777	296,716	292,489	1,197,981
Adjusted Operating Margin	29.3%	29.0%	29.2%	27.8%	28.7%	29.0%	29.1%	28.5%	28.1%	28.7%

Management Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3	Q4	Full Year
Revenue (Management Fees)	7,402	7,489	10,428	16,920	42,239	15,097	14,839	14,694	15,553	60,183
Expenses (G&A Allocation)(7)	6,116	5,649	7,453	10,732	29,950	9,755	8,878	9,978	11,506	40,117
Segment Operating Income	1,286	1,840	2,975	6,188	12,289	5,342	5,961	4,716	4,047	20,066
Segment Operating Margin	17.4%	24.6%	28.5%	36.6%	29.1%	35.4%	40.2%	32.1%	26.0%	33.3%

Number of communities (period end)	92	92	161	161	161	160	160	157	164	164
Total average units(5)	17,140	16,978	20,919	27,318	20,589	27,185	27,026	26,590	26,464	26,834
Weighted average occupancy	86.3%	86.8%	86.3%	86.4%	86.5%	86.5%	85.2%	85.8%	86.6%	86.0%
Senior Housing average monthly revenue per unit(6)	$3,706	$3,701	$3,949	$4,236	$3,943	$4,277	$4,238	$4,224	$4,246	$4,249

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3	Q4	Full Year
Revenue	657,712	661,006	965,940	1,058,878	3,343,536	1,067,329	1,058,817	1,054,776	1,056,388	4,237,310
Expenses	429,870	435,415	637,084	707,999	2,210,368	696,889	694,991	699,720	697,262	2,788,862
Operating Income	227,842	225,591	328,856	350,879	1,133,168	370,440	363,826	355,056	359,126	1,448,448
Operating Margin	34.6%	34.1%	34.0%	33.1%	33.9%	34.7%	34.4%	33.7%	34.0%	34.2%
G&A Allocation (7)	36,154	34,146	47,074	55,147	172,521	60,099	54,088	53,624	62,590	230,401
Adjusted Operating Income	191,688	191,445	281,782	295,732	960,647	310,341	309,738	301,432	296,536	1,218,047
Adjusted Operating Margin	29.1%	29.0%	29.2%	27.9%	28.7%	29.1%	29.3%	28.6%	28.1%	28.7%

Brookdale Senior Living Inc.
Segment Financial Data
As of December 31, 2015

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

(1) During the quarter ended December 31, 2014, one community was moved from the Retirement Centers segment to the CCRCs - Rental segment to more accurately reflect the underlying product offering of the community. The movement did not change the Company's reportable segments, but it did impact the financial data and operating information reported within the Retirement Centers and CCRCs - Rental segments.  Prior quarters have not been recast.

(2) The third quarter of 2014 represents the first quarter of results that include the operations of Emeritus, which the Company acquired on July 31, 2014, as well as the impact from the transactions with HCP, Inc., which closed on August 29, 2014.  Results from the third and fourth quarter of 2014 reflect the impact of those transactions, and results from the first and second quarter of 2014 reflect legacy Brookdale on a stand-alone basis.

(3) In connection with the transactions completed with HCP on August 29, 2014, the Company contributed all but two of its entry fee CCRCs to the entry fee CCRC venture with HCP, at which time the communities were deconsolidated.  The results of the entry fee CCRCs contributed to the venture are reported in the Company's CCRCs - Entry Fee segment for the time periods prior to being contributed to the venture. The results of the two remaining entry fee CCRCs are reported in the Company's CCRCs - Rental segment beginning with the third quarter of 2014. The Company no longer reports operating results for a CCRCs – Entry Fee segment.

(4) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(5) Total average units operated represents the average number of units operated during the period, excluding equity homes.
(6) Senior Housing average monthly revenue per unit represents the average of total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(7) Excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of December 31, 2015

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Owned Properties	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (2)	Q2	Q3	Q4	Full Year
Revenue	277,700	277,748	369,078	385,654	1,310,180	412,555	411,576	409,249	412,678	1,646,058
Expenses	182,706	184,773	247,359	260,901	875,739	276,225	274,608	274,427	277,509	1,102,769
Segment Operating Income	94,994	92,975	121,719	124,753	434,441	136,330	136,968	134,822	135,169	543,289
Segment Operating Margin	34.2%	33.5%	33.0%	32.3%	33.2%	33.0%	33.3%	32.9%	32.8%	33.0%

Number of communities (period end)	226	226	403	399		422	424	424	413
Total average units(3)	22,775	22,799	32,079	34,904		36,923	37,182	37,128	37,431
Weighted average unit occupancy	88.5%	88.0%	88.2%	87.6%		86.5%	85.4%	85.7%	85.9%
Senior Housing average monthly revenue per unit(4)	$4,516	$4,532	$4,302	$4,202		$4,305	$4,319	$4,286	$4,277

Leased Properties with Purchase Options	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (2)	Q2	Q3	Q4	Full Year
Revenue	77,863	77,418	87,008	86,441	328,730	82,064	79,516	79,568	75,462	316,610
Expenses	49,497	49,719	57,026	57,839	214,081	52,414	50,638	51,187	47,852	202,091
Segment Operating Income	28,366	27,699	29,982	28,602	114,649	29,650	28,878	28,381	27,610	114,519
Segment Operating Margin	36.4%	35.8%	34.5%	33.1%	34.9%	36.1%	36.3%	35.7%	36.6%	36.2%

Number of communities (period end)	84	84	111	112		103	101	101	96
Total average units(3)	6,391	6,391	7,347	7,555		7,027	6,803	6,806	6,340
Weighted average unit occupancy	89.0%	88.4%	88.6%	88.5%		87.8%	86.7%	87.4%	88.2%
Senior Housing average monthly revenue per unit(4)	$4,447	$4,440	$4,394	$4,312		$4,433	$4,492	$4,458	$4,498

Leased Properties without Purchase Options	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (2)	Q2	Q3	Q4	Full Year
Revenue	231,330	232,817	404,000	456,405	1,324,552	442,202	436,716	433,563	432,820	1,745,301
Expenses	147,003	148,294	255,419	295,460	846,176	275,581	271,299	273,824	269,350	1,090,054
Segment Operating Income	84,327	84,523	148,581	160,945	478,376	166,621	165,417	159,739	163,470	655,247
Segment Operating Margin	36.5%	36.3%	36.8%	35.3%	36.1%	37.7%	37.9%	36.8%	37.8%	37.5%

Number of communities (period end)	245	245	472	471		456	452	450	450
Total average units(3)	19,414	19,438	35,165	40,580		38,972	38,537	38,462	38,419
Weighted average unit occupancy	88.2%	87.9%	88.6%	88.8%		88.2%	87.4%	87.5%	87.3%
Senior Housing average monthly revenue per unit(4)	$4,491	$4,533	$4,314	$4,218		$4,282	$4,313	$4,289	$4,294

Total Senior Housing	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (2)	Q2	Q3	Q4	Full Year
Revenue	586,893	587,983	860,086	928,500	2,963,462	936,821	927,808	922,380	920,960	3,707,969
Expenses	379,206	382,786	559,804	614,200	1,935,996	604,220	596,545	599,438	594,711	2,394,914
Operating Income	207,687	205,197	300,282	314,300	1,027,466	332,601	331,263	322,942	326,249	1,313,055
Operating Margin	35.4%	34.9%	34.9%	33.9%	34.7%	35.5%	35.7%	35.0%	35.4%	35.4%

Number of communities (period end)	555	555	986	982	981	977	975	959
Total average units(3)	48,580	48,628	74,591	83,039	82,922	82,522	82,396	82,190
Weighted average unit occupancy	88.6%	88.1%	88.5%	88.3%	87.4%	86.5%	86.7%	86.8%
Senior Housing average monthly revenue per unit(4)	$4,491	$4,518	$4,317	$4,220	$4,305	$4,331	$4,303	$4,302

(1) The third quarter of 2014 represents the first quarter of results that include the operations of Emeritus, which the Company acquired on July 31, 2014, as well as the impact from the transactions with HCP, Inc., which closed on August 29, 2014.  Results from the third and fourth quarter of 2014 reflect the impact of those transactions, and results from the first and second quarter of 2014 reflect legacy Brookdale on a stand-alone basis.

(2) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(3) Total average units operated represents the average number of units operated during the period, excluding equity homes.
(4) Senior Housing average monthly revenue per unit represents the average of total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of December 31, 2015

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)
	Legacy Brookdale Senior Housing			Legacy Brookdale Senior Housing
	Three Months Ended December 31,			Year Ended December 31,
	2015	2014	% Change	2015	2014	% Change
Revenue	$493,094	$490,942	0.4%	$1,932,950	$1,905,869	1.4%
Operating Expense	318,962	329,739	-3.3%	1,240,908	1,235,309	0.5%
Same Community Operating Income	$174,132	$161,203	8.0%	$692,042	$670,560	3.2%
Same Communitity Operating Margin	35.3%	32.8%	2.5%	35.8%	35.2%	0.6%

# Communities	511	511		505	505
Avg. Period Occupancy	87.2%	89.0%	-1.8%	87.3%	89.0%	-1.7%
Avg. Mo. Revenue/Unit	$4,616	$4,506	2.4%	$4,626	$4,475	3.4%

	Legacy Emeritus Senior Housing			Legacy Emeritus Senior Housing
	Three Months Ended December 31,			Year Ended December 31,
	2015	2014	% Change	2015	2014	% Change
Revenue	$388,620	$394,181	-1.4%	$1,561,307	$1,583,870	-1.4%
Operating Expense	250,525	255,531	-2.0%	1,017,816	1,032,754	-1.4%
Same Community Operating Income	$138,095	$138,650	-0.4%	$543,491	$551,116	-1.4%
Same Communitity Operating Margin	35.5%	35.2%	0.3%	34.8%	34.8%	0.0%

# Communities	433	433		433	433
Avg. Period Occupancy	86.7%	88.5%	-1.8%	86.7%	88.9%	-2.2%
Avg. Mo. Revenue/Unit	$3,937	$3,908	0.7%	$3,943	$3,903	1.0%

	Combined Brookdale and Emeritus Senior Housing			Combined Brookdale and Emeritus Senior Housing
	Three Months Ended December 31,			Year Ended December 31,
	2015	2014	% Change	2015	2014	% Change
Revenue	$881,714	$885,123	-0.4%	$3,494,257	$3,489,739	0.1%
Operating Expense	569,487	585,270	-2.7%	2,258,724	2,268,063	-0.4%
Same Community Operating Income	$312,227	$299,853	4.1%	$1,235,533	$1,221,676	1.1%
Same Communitity Operating Margin	35.4%	33.9%	1.5%	35.4%	35.0%	0.4%

# Communities	944	944		938	938
Avg. Period Occupancy	86.9%	88.8%	-1.9%	87.0%	88.9%	-1.9%
Avg. Mo. Revenue/Unit	$4,290	$4,218	1.7%	$4,293	$4,196	2.3%

Same Community Information reflects historical results from operations for same store communities (utilizing the Company's methodology for determining same store communities).

Schedule of Capital Expenditures
($ in 000s)
	Three Months Ended December 31,			Year Ended December 31,
Type	2015	2014		2015	2014
Recurring	$16,484	$16,353		$69,720	$50,762
Reimbursements	(2,506)	-		(8,783)	-
Net Recurring	13,978	16,353		60,937	50,762
EBITDA-enhancing / Major Projects (1)	72,484	35,727		179,720	109,209
Program Max, net (2)	12,384	16,210		37,428	60,587
Corporate, integration and other (3)	22,376	16,850		83,822	49,055
Total Capital Expenditures, net of lessor reimbursement (4)	$121,222	$85,140		$361,907	$269,613

(1)  Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects. Amounts shown are amounts invested, net of third party lessor funding received of $16.6 million and $49.7 million for the three and twelve months ended December 31, 2015, respectively. There was no third party lessor funding received during 2014.

(2)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor funding received of $6.6 million for each of the three months ended December 31, 2015 and 2014, respectively and $28.3 million and $34.6 million for the year ended December 31, 2015 and 2014, respectively.

(3)  Corporate, integration and other includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(4)  Amounts shown are gross expenditures (including related payables), net of lessor reimbursements. Approximately $15.5 million and $16.9 million of expense was recognized during the three months ended December 31, 2015 and 2014, respectively, and $63.5 million and $51.4 million was recognized during the year ended December 31, 2015 and 2014, respectively for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of December 31, 2015
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Capital and	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Financing Leases	rate (2)	Debt

2016 (3)	$173,454	4.83%	$-	-	$62,150	7.92%	$235,604
2017	300,106	5.50%	-	-	91,992	8.43%	392,098
2018	1,174,220	4.43%	-	-	115,541	7.87%	1,289,761
2019	141,303	5.72%	-	-	99,276	7.45%	240,579
2020	488,678	4.96%	310,000	3.82%	48,876	7.57%	847,554
Thereafter	1,355,064	3.71%	-	-	2,071,753	8.16%	3,426,817
Total	$3,632,825	4.39%	$310,000	3.82%	$2,489,588	8.11%	$6,432,413

Coverage Ratios

	Year ended December 31, 2015 (4)
		Senior Housing
	Units	Operating Income	Adj. Operating Income **	Interest/Cash Lease Payments	Coverage
Owned communities	36,304	$543,289	$448,264	$173,484	2.6x
Leased communities *	44,763	$769,766	$651,005	$611,104	1.1x

* Leased communities include capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Year ended December 31,
	2015	2014
Scheduled debt amortization	$84,597	$65,505
Lease financing debt amortization - FMV or no purchase option (5)	51,296	28,618
Lease financing debt amortization - bargain purchase option	6,116	13,417
Total debt amortization	$142,009	$107,540

Line Availability

	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15

Total line commitment	$500,000	$500,000	$500,000	$500,000	$500,000

Line of credit (6)	$488,389	$466,746	$468,092	$443,378	$416,605
Ending line balance	100,000	300,000	270,000	310,000	310,000
Available to draw	$388,389	$166,746	$198,092	$133,378	$106,605
Cash and cash equivalents	104,083	115,182	78,496	70,391	88,029
Total liquidity (available to draw + cash)	$492,472	$281,928	$276,588	$203,769	$194,634

Total letters of credit outstanding	$72,730	$83,935	$83,685	$83,940	$82,413

Leverage Ratios (7)

		Annualized
		Leverage
Year ended December 31, 2015 Adjusted EBITDAR	$1,282,310
Less: cash lease expense	(370,105)
Adjusted EBITDA	912,205
Less: cash capital and financing lease payments	(233,824)
Adjusted EBITDA after capital and financing lease payments	678,381

Debt (1)	3,632,825	5.4	x
Line of credit	310,000
Less: unrestricted cash	(88,029)
Less: cash held as collateral against existing debt	(3,429)
Total net debt	3,851,367	5.7	x

Plus: cash capital and financing lease payments multiplied by 8	1,870,592
Total net debt including capital and financing leases	5,721,959	6.3	x

Cash lease expense multiplied by 8	2,960,840
Total adjusted net debt	$8,682,799	6.8	x

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$2,356,258	5.19%
Variable rate debt (1)	1,276,567	2.90%
Capital and financing leases	2,489,588	8.11%
Line of credit (cash borrowings)	310,000	3.82%
Total debt	$6,432,413

	Balance	% of total
Variable rate debt with interest rate caps (1) (8)	$953,641	74.7%
Variable rate debt - unhedged (1)	322,926	25.3%
Total variable rate debt (1)	$1,276,567	100.0%

(1) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates as of December 31, 2015 and b) applicable cap rates for hedged debt.
(3) Maturities of mortgage debt in 2016 includes the following debt instruments with post-2016 scheduled maturity dates: (i) $61 million of debt on Assets Held for Sale and (ii) 29 million of demand notes payable to the unconsolidated entrance fee venture, which we utilize in certain states in lieu of cash reserves.

(4) Senior housing operating income and adjusted operating income exclude Brookdale Ancillary Services segment operating income.
(5) Payments are included in CFFO.
(6) The actual amount available to borrow under the line of credit may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

(7) Adjusted EBITDAR and Adjusted EBITDA as reported in the calculation of leverage ratios exclude integration, transaction, transaction-related and EMR roll-out costs of $116.8 million (excluding $6.9 million of debt modification costs included in CFFO) and cash lease payments for communities acquired during the year, of which $2.0 million and $5.1 million related to operating leases and capital and financial leases, respectively.

(8) Weighted cap rate for stated reporting period of 4.33% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of December 31, 2015

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)
	FY 2014					FY 2015					Q4 2015 CFFO Distribution
	Q1	Q2	Q3	Q4	Full Year	Q1 (3)	Q2	Q3	Q4	Full Year	Owned	Other (4)	Transaction/ Integration
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	$4,491	$4,518	$4,317	$4,220	$4,357	$4,305	$4,331	$4,303	$4,302	$4,310	$4,277	$4,344	$-
Average monthly units (excluding equity homes) available	48,562	48,608	74,538	82,995	63,731	82,927	82,470	82,358	82,132	82,524	37,442	44,752	-
Average occupancy for the quarter	88.6%	88.1%	88.5%	88.3%	88.3%	87.4%	86.5%	86.7%	86.8%	86.8%	85.9%	87.0%	-
Senior Housing resident fee revenue	$579,691	$580,436	$854,329	$927,786	$2,942,242	$936,054	$926,878	$921,761	$920,072	$3,704,765	$412,678	$507,394	$-

Add: Brookdale Ancillary Services segment revenue	63,417	65,534	95,426	113,458	337,835	115,411	116,170	117,702	119,875	469,158	-	119,875	-
Add: Management fee revenue	7,402	7,489	10,428	16,920	42,239	15,097	14,839	14,694	15,553	60,183	-	15,553	-
Total revenues excluding entrance fee amortization	$650,510	$653,459	$960,183	$1,058,164	$3,322,316	$1,066,562	$1,057,887	$1,054,157	$1,055,500	$4,234,106	$412,678	$642,822	$-

CFFO Reconciliation to the Income Statement
($ in 000s)

Resident and management fee revenue	$657,712	$661,006	$965,940	$1,058,878	$3,343,536	$1,067,329	$1,058,817	$1,054,776	$1,056,388	$4,237,310	$412,678	$643,710	$-
Less: Entrance fee amortization	(7,202)	(7,547)	(5,757)	(714)	(21,220)	(767)	(930)	(619)	(888)	(3,204)	-	(888)	-
Adjusted revenues	650,510	653,459	960,183	1,058,164	3,322,316	1,066,562	1,057,887	1,054,157	1,055,500	4,234,106	412,678	642,822	-

Less: Facility operating expenses	(429,870)	(435,415)	(637,084)	(707,999)	(2,210,368)	(696,889)	(694,991)	(699,720)	(697,262)	(2,788,862)	(277,509)	(419,753)	-
Add: Change in future service obligation	-	-	-	670	670	-	-	-	(941)	(941)	-	(941)	-
Adjusted facility operating expenses	(429,870)	(435,415)	(637,084)	(707,329)	(2,209,698)	(696,889)	(694,991)	(699,720)	(698,203)	(2,789,803)	(277,509)	(420,694)	-

Less: G&A including non-cash stock-based compensation expense	(44,665)	(47,008)	(90,020)	(98,574)	(280,267)	(89,530)	(89,545)	(99,534)	(91,970)	(370,579)	(20,989)	(47,381)	(23,600)
Less: Transaction costs	(10,844)	(6,808)	(41,572)	(7,725)	(66,949)	(6,742)	(421)	-	(1,089)	(8,252)	-	-	(1,089)
Add: G&A non-cash stock-based compensation expense	7,572	7,729	7,869	5,129	28,299	8,873	6,851	10,147	5,780	31,651	1,774	4,006	-
Net G&A (5)	(47,937)	(46,087)	(123,723)	(101,170)	(318,917)	(87,399)	(83,115)	(89,387)	(87,279)	(347,180)	(19,215)	(43,375)	(24,689)

Less: Facility lease expense	(69,869)	(70,030)	(91,462)	(92,469)	(323,830)	(94,471)	(91,338)	(91,144)	(90,621)	(367,574)	-	(90,621)	-
Add: Straight-line lease expense	(223)	(217)	2,840	(961)	1,439	2,801	1,919	1,731	505	6,956	-	505	-
Add: Amortization of (above) below market lease, net	-	-	(1,377)	(2,067)	(3,444)	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)	-	(1,733)	-
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	-	(1,093)	-
Net lease expense	(71,185)	(71,340)	(91,092)	(96,590)	(330,207)	(94,722)	(92,352)	(92,132)	(92,942)	(372,148)	-	(92,942)	-

Add: Entrance fee receipts	14,959	25,924	9,576	2,587	53,046	2,491	3,408	4,498	2,655	13,052	-	2,655	-
Less: Entrance fee disbursements	(8,446)	(9,213)	(7,668)	(538)	(25,865)	(829)	(988)	(1,434)	(1,160)	(4,411)	-	(1,160)	-
Net entrance fees	6,513	16,711	1,908	2,049	27,181	1,662	2,420	3,064	1,495	8,641	-	1,495	-

Add: CFFO from unconsolidated ventures (6)	2,241	1,996	9,435	11,662	25,334	14,213	11,177	15,481	18,896	59,767	-	18,896	-

Adjusted EBITDA	110,272	119,324	119,627	166,786	516,009	203,427	201,026	191,463	197,467	793,383	115,954	106,202	(24,689)

Less: Recurring capital expenditures, net	(9,369)	(11,841)	(13,199)	(16,353)	(50,762)	(15,003)	(17,425)	(14,531)	(13,978)	(60,937)	(5,825)	(8,153)	-
Less: Interest expense, net	(29,677)	(29,372)	(73,030)	(91,933)	(224,012)	(89,424)	(90,530)	(90,847)	(88,738)	(359,539)	(43,084)	(45,654)	-
Less: Lease financing debt amortization with fair market value or no purchase options	(3,897)	(3,983)	(10,710)	(10,028)	(28,618)	(12,439)	(12,756)	(12,852)	(13,249)	(51,296)	-	(13,249)	-
Less: Other	133	2,528	217	2,847	5,725	1,542	607	(6,983)	281	(4,553)	-	445	(164)

CFFO	$67,462	$76,656	$22,905	$51,319	$218,342	$88,103	$80,922	$66,250	$81,783	$317,058	$67,045	$39,591	$(24,853)

Add: integration, transaction, transaction-related and EMR roll-out costs	11,783	11,941	76,649	46,023	146,396	27,300	29,027	42,499	24,853	123,679	-	-	24,853
Adjusted CFFO	$79,245	$88,597	$99,554	$97,342	$364,738	$115,403	$109,949	$108,749	$106,636	$440,737	$67,045	$39,591	$-

CFFO Per Share
($ except where indicated)	FY 2014					FY 2015					Q4 2015 Distribution
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3	Q4	Full Year(2)	Owned	Other	Transaction/ Integration
CFFO	$0.54	$0.61	$0.14	$0.28	$1.57	$0.48	$0.44	$0.36	$0.44	$1.72	$0.36	$0.21	$(0.14)
Add: integration, transaction, transaction-related and EMR roll-out costs	0.10	0.10	0.49	0.25	0.94	0.15	0.16	0.23	0.14	0.68	-	-	0.14
Adjusted CFFO	$0.64	$0.71	$0.63	$0.53	$2.51	$0.63	$0.60	$0.59	$0.58	$2.40	$0.36	$0.21	$-

Shares used in calculation of CFFO (000's)	124,478	125,058	159,003	183,432		183,678	184,266	184,570	184,805		184,805	184,805	184,805

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.
(3) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(4) Other includes financial data and operating information from leased communities, Brookdale Ancillary Services, and Management Services.
(5) Allocation of G&A to Owned and Other is based upon a percentage of revenue and excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and EMR roll-out costs.

(6) The definition of Adjusted EBITDA was changed in the first quarter of 2015 to include CFFO from unconsolidated ventures. Prior periods have been recast to conform to the new definition.

Brookdale Senior Living Inc.
CFFO from Unconsolidated Ventures
As of December 31, 2015

CFFO from Unconsolidated Ventures Reconciliation

($ in 000s)	Entrance Fee Venture	Other Ventures
FY 2014	FY 2015	FY 2014	FY 2015
Q4	Q1	Q2	Q3	Q4	Q4	Q1	Q2	Q3	Q4

Number of communities (period end)	14	14	14	14	15	85	86	122	122	125
Total average units	6,836	6,843	6,848	6,919	7,068	11,943	11,949	12,082	17,219	17,283
Weighted average unit occupancy	84.5%	85.3%	84.4%	84.0%	84.8%	86.9%	86.6%	86.0%	87.5%	88.1%
Senior Housing average monthly revenue per unit	4,901	4,929	4,829	4,887	4,901	4,072	4,110	4,119	3,930	3,947

Resident revenue	$85,546	$87,473	$85,179	$87,059	$89,830	$125,970	$127,513	$126,435	$177,678	$180,362
Less: Entrance fee amortization	(554)	(1,141)	(1,482)	(1,828)	(1,718)	-	-	-	-
Adjusted revenues	84,992	86,332	83,697	85,231	88,112	125,970	127,513	126,435	177,678	180,362

Less: Facility operating expenses	(68,288)	(67,451)	(68,544)	(70,756)	(70,788)	(84,306)	(83,469)	(83,094)	(117,433)	(116,343)

Less: General and administrative expenses	(4,948)	(4,707)	(4,691)	(4,765)	(5,345)	(6,077)	(6,153)	(6,080)	(8,625)	(9,344)

Add: Entrance fee receipts	26,210	23,251	26,040	27,744	35,017	-	-	-	-	-
Less: Entrance fee disbursements	(13,888)	(9,181)	(13,042)	(10,875)	(9,565)	-	-	-	-	-
Net entrance fees	12,322	14,070	12,998	16,869	25,452	-	-	-	-	-

Adjusted EBITDA	24,078	28,244	23,460	26,579	37,431	35,587	37,891	37,261	51,620	54,675

Less: Recurring capital expenditures, net	(1,347)	(1,159)	(1,898)	(1,860)	(2,201)	(2,431)	(2,336)	(2,760)	(3,577)	(4,052)
Less: Interest expense, net	(1,575)	(1,530)	(1,500)	(1,528)	(1,462)	(26,447)	(25,845)	(26,198)	(34,371)	(35,300)
Less: Other	-	-	-	-	(8)	(276)	(613)	(103)	(300)	(616)

CFFO from Unconsolidated Ventures	$21,156	$25,555	$20,062	$23,191	$33,760	$6,433	$9,097	$8,201	$13,372	$14,707

Add: Integration, transaction, transaction-related and EMR roll-out costs (1)	210	-	-	4,683	-	-	-	-	-	-
Adjusted CFFO from Unconsolidated Ventures	$21,366	$25,555	$20,062	$27,874	$33,760	$6,433	$9,097	$8,201	$13,372	$14,707

Brookdale Weighted Average Ownership %	51.0%	51.0%	51.0%	51.0%	51.0%	11.9%	13.0%	11.5%	9.5%	11.4%
CFFO from Unconsolidated Ventures	$10,896	$13,033	$10,232	$14,216	$17,218	$766	$1,180	$945	$1,265	$1,678

Leverage Ratio for Unconsolidated Ventures (2)
Debt Principal as of December 31, 2015	$211,523	$1,956,270
Adjusted EBITDA	115,714	218,700
Leverage	1.8	x	8.9	x

Unconsolidated Ventures Schedule of Capital Expenditures
($ in 000s)	FY 2014	FY 2015
Type	Q4	Q1	Q2	Q3	Q4
Recurring	$3,778	$3,495	$4,658	$5,437	$6,253
EBITDA-enhancing / Major Projects	17,199	13,243	24,562	27,167	37,079
Program Max	3,665	4,340	7,685	6,178	8,332
Total Capital Expenditures	$24,642	$21,078	$36,905	$38,782	$51,664

(1) Integration, transaction-related and EMR roll-out costs include third party expenses directly related to integration activities, as well as internal costs such as labor reflecting time spent by Company personnel on integration and EMR roll-out activity.  Transaction costs include third party costs directly related to the formation of the unconsolidated ventures and other acquisition activity.

(2) Adjusted EBITDA from unconsolidated other ventures includes results on a normalized basis for a new RIDEA venture formed on June 30, 2015 and community acquisitions during the year ended December 31, 2015.

Brookdale Senior Living Inc.
Cash Lease and Interest Expense
As of December 31, 2015

Cash Lease and Interest Expense
($ in 000s)

	FY 2014	FY 2015
	Q4	Q1	Q2	Q3	Q4

Facility Lease Payments

Facility lease expense	$92,469	$94,471	$91,338	$91,144	$90,621
Less: Straight-line lease expense, net	3,028	(842)	(79)	(105)	1,228
Add: Amortization of deferred gain	1,093	1,093	1,093	1,093	1,093
Cash lease payments - Operating Leases	$96,590	$94,722	$92,352	$92,132	$92,942
Supplemental breakout:
Communities with purchase options	$6,320	$6,343	$6,311	$5,734	$5,968
Communities without purchase options	90,270	88,379	86,041	86,398	86,974
	$96,590	$94,722	$92,352	$92,132	$92,942

Capital Lease Interest	$56,873	$53,203	$53,043	$53,217	$51,669
Less: Capital and financing Lease Interest - noncash	(6,700)	(5,700)	(5,816)	(5,942)	(6,014)
Add: Capital and financing lease principal (1)	10,028	12,439	12,756	12,852	13,249
Cash lease payments - Capital and Financing Leases	$60,201	$59,942	$59,983	$60,127	$58,904
Supplemental breakout:
Communities with purchase options	$14,755	$14,205	$13,558	$13,975	$12,233
Communities without purchase options	45,446	45,737	46,425	46,152	46,671
	$60,201	$59,942	$59,983	$60,127	$58,904

Total cash lease payments	$156,791	$154,664	$152,335	$152,259	$151,846

Interest Expense

Property level debt interest expense	$39,930	$40,174	$41,510	$41,798	$41,306
Convertible debt interest expense	2,174	2,174	2,174	2,174	2,174
Total debt interest payments	42,104	42,348	43,684	43,972	43,480
Less: interest income	(345)	(427)	(382)	(398)	(396)
Interest expense, net	$41,759	$41,921	$43,302	$43,574	$43,084

(1) Includes lease financing debt amortization on communities with FMV or no purchase option. Payments are included in CFFO.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of December 31, 2015
($ in 000s)

Cash Flow Statements

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015
Cash Flows from Operating Activities
Net income (loss)	$(2,299)	$(3,295)	$(37,036)	$(106,796)	$(149,426)	$(130,709)	$(84,807)	$(68,336)	$(174,303)	$(458,155)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss on extinguishment of debt, net	-	3,197	569	2,621	6,387	44	-	-	77	121
Depreciation and amortization, net	74,334	75,166	178,810	216,202	544,512	220,808	225,483	161,331	128,894	736,516
Asset impairment	-	-	-	9,992	9,992	-	-	-	57,941	57,941
Equity in (earnings) loss of unconsolidated ventures	(636)	(1,523)	1,246	742	(171)	(1,484)	672	1,578	38	804
Distributions from unconsolidated ventures from cumulative share of net earnings	245	370	595	630	1,840	500	950	6,375	-	7,825
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)
Amortization of entrance fees	(7,202)	(7,547)	(5,757)	(714)	(21,220)	(767)	(930)	(619)	(888)	(3,204)
Proceeds from deferred entrance fee revenue	9,035	14,906	6,188	2,575	32,704	2,455	2,858	3,574	2,226	11,113
Deferred income tax provision (benefit)	598	(5)	(116,757)	(66,207)	(182,371)	(79,237)	(53,225)	(31,552)	68,753	(95,261)
Change in deferred lease liability	(223)	(217)	2,840	(961)	1,439	2,801	1,919	1,731	505	6,956
Change in fair value of derivatives	847	1,322	10	532	2,711	550	76	164	7	797
Loss (gain) on sale of assets	76	39	200	(761)	(446)	-	-	(1,723)	453	(1,270)
Change in future service obligation	-	-	-	670	670	-	-	-	(941)	(941)
Non-cash stock-based compensation	7,572	7,729	7,869	5,129	28,299	8,873	6,851	10,147	5,780	31,651
Non-cash interest expense on financing lease obligations	-	-	5,947	6,700	12,647	5,700	5,816	5,942	6,014	23,472
Amortization of (above) below market rents, net	-	-	(1,377)	(2,067)	(3,444)	(1,959)	(1,840)	(1,626)	(1,733)	(7,158)
Other	-	-	-	-	-	-	(1,416)	(856)	(885)	(3,157)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,499)	3,914	23,671	(21,576)	3,510	(13,140)	899	9,334	8,515	5,608
Prepaid expenses and other assets, net	(5,816)	(8,369)	(53,861)	15,178	(52,868)	24,504	12,989	2,404	11,182	51,079
Accounts payable and accrued expenses	(27,561)	14,245	6,222	23,906	16,812	(38,773)	(10,763)	26,344	(37,372)	(60,564)
Tenant refundable fees and security deposits	(615)	138	(674)	(32)	(1,183)	(510)	(7)	(221)	214	(524)
Deferred revenue	7,933	(7,459)	(4,978)	1,134	(3,370)	11,494	(3,665)	(31,537)	16,797	(6,911)
Net cash provided by operating activities	52,696	91,518	12,634	85,804	242,652	10,057	100,767	91,361	90,181	292,366
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	7	(73)	3,326	(52,204)	(48,944)	13,037	2,686	(3,182)	(1,675)	10,866
Decrease (increase) in cash and escrow deposits — restricted	6,627	(6,039)	14,052	42,295	56,935	12,289	(2,083)	(3,384)	22,464	29,286
Additions to property, plant and equipment and leasehold intangibles, net	(59,717)	(73,712)	(79,104)	(91,712)	(304,245)	(79,129)	(99,219)	(123,430)	(109,273)	(411,051)
Acquisition of assets, net of related payables and cash received	(515)	-	(39,303)	(623)	(40,441)	(174,305)	(18,396)	(750)	2,235	(191,216)
Acquisition of Emeritus Corporation, cash acquired	-	-	28,429	-	28,429	-	-	-	-	-
Investment in unconsolidated ventures	-	-	(25,532)	(967)	(26,499)	(3,923)	(34,686)	(2,100)	(28,588)	(69,297)
Distributions received from unconsolidated ventures	-	2,643	9,414	218	12,275	-	-	7,038	2,016	9,054
Proceeds from sale of assets, net	-	-	-	4,339	4,339	-	4,993	3,079	41,154	49,226
Other	76	2,564	73	556	3,269	740	1,499	924	992	4,155
Net cash used in investing activities	(53,522)	(74,617)	(88,645)	(98,098)	(314,882)	(231,291)	(145,206)	(121,805)	(70,675)	(568,977)
Cash Flows from Financing Activities
Proceeds from debt	20,516	159,638	46,356	100,129	326,639	85,365	79,828	384,938	35,519	585,650
Repayment of debt and capital and financing lease obligations	(22,401)	(159,412)	(92,568)	(309,964)	(584,345)	(47,555)	(36,482)	(369,352)	(32,373)	(485,762)
Proceeds from line of credit	70,000	12,000	160,000	200,000	442,000	445,000	240,000	285,000	205,000	1,175,000
Repayment of line of credit	(75,000)	(25,000)	(172,000)	(100,000)	(372,000)	(245,000)	(270,000)	(245,000)	(205,000)	(965,000)
Proceeds from public equity offering, net	-	-	330,405	(19)	330,386	-	-	-	-	-
Payment of financing costs, net of related payables	(2,905)	2,087	(202)	(8,373)	(9,393)	(1,481)	(1,985)	(28,785)	(371)	(32,622)
Refundable entrance fees:										-
Proceeds from refundable entrance fees	5,924	11,018	3,388	12	20,342	36	550	924	429	1,939
Refunds of entrance fees	(8,446)	(9,213)	(7,668)	(538)	(25,865)	(829)	(988)	(1,434)	(1,160)	(4,411)
Cash portion of loss on extinguishment of debt, net	-	(3,180)	(921)	-	(4,101)	(44)	-	-	-	(44)
Payment on lease termination	-	-	(3,875)	(3,875)	(7,750)	(3,875)	(3,875)	(4,625)	(4,625)	(17,000)
Other	328	394	486	681	1,889	716	705	673	713	2,807
Net cash (used in) provided by financing activities	(11,984)	(11,668)	263,401	(121,947)	117,802	232,333	7,753	22,339	(1,868)	260,557
Net (decrease) increase in cash and cash equivalents	(12,810)	5,233	187,390	(134,241)	45,572	11,099	(36,686)	(8,105)	17,638	(16,054)
Cash and cash equivalents at beginning of period	58,511	45,701	50,934	238,324	58,511	104,083	115,182	78,496	70,391	104,083
Cash and cash equivalents at end of period	$45,701	$50,934	$238,324	$104,083	$104,083	$115,182	$78,496	$70,391	$88,029	$88,029